PROSPECTUS SUPPLEMENT

FEBRUARY 22, 2017

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYSM (B Share)

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYSM (C Share)

THE GUARDIAN INVESTOR PROSTRATEGIES VARIABLE ANNUITYSM (I Share)

issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2016 for The Guardian Investor ProFreedom Variable AnnuitySM (B Share), The Guardian Investor ProFreedom Variable AnnuitySM (C Share) and The Guardian Investor ProStrategies Variable AnnuitySM (I Share), for variable annuity contracts issued through The Guardian Separate Account R.

The following language appearing in the Variable Investment Options section of the prospectuses:

T. Rowe Price Blue Chip Growth Portfolio (Class II)	Fund seeks long term capital growth. Income is a secondary objective.	The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies.	T. Rowe Price Associates, Inc. 100 E. Pratt St. Baltimore, MD 21202

is replaced with the following:

T. Rowe Price Health Sciences Portfolio (Class II)	Fund seeks long term capital appreciation.	Fund investments may be made in any type of security or instrument whose investment characteristics are consistent with its investment program.	T. Rowe Price Associates, Inc. 100 E. Pratt St. Baltimore, MD 21202

This Supplement Should Be Retained With Your Prospectus For Future Reference.

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